Advances to Suppliers, Net - Schedule of Advances to Suppliers, Net (Details) - USD ($)		Jun. 30, 2026	Jun. 30, 2025
Schedule of Advances to Suppliers, Net [Abstract]
Advances for products and services purchasing from third parties		$ 7,172,691	$ 5,699,738
Less: allowance for expected credit loss	[1]	(1,427,202)
Advances to suppliers, net		$ 5,745,489	$ 5,699,738

[1]	As the Company discontinued the expansion of its overseas user acquisition and traffic investment business, the advances previously paid to overseas traffic suppliers are no longer expected to be recoverable. Accordingly, the Company has recognized an allowance for doubtful accounts related to such advances.